First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
2-4 Family

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	2	939,391.22	2.58	5.452	673	78.59
5.501 - 6.000	8	2,860,671.35	7.86	5.913	666	80.07
6.001 - 6.500	21	7,403,144.05	20.34	6.320	632	74.63
6.501 - 7.000	36	10,558,297.61	29.01	6.863	642	79.44
7.001 - 7.500	11	3,592,286.53	9.87	7.382	647	85.37
7.501 - 8.000	13	3,110,255.32	8.55	7.771	646	81.08
8.001 - 8.500	7	1,945,188.02	5.35	8.249	621	83.33
8.501 - 9.000	10	2,696,929.49	7.41	8.792	573	83.68
9.001 - 9.500	3	889,530.83	2.44	9.379	624	82.89
9.501 - 10.000	11	975,018.68	2.68	9.958	657	99.14
10.001 - 10.500	2	149,859.73	0.41	10.497	636	100.00
10.501 - 11.000	12	982,163.65	2.70	10.991	656	98.19
11.001 - 11.500	2	135,184.22	0.37	11.100	647	100.00
11.501 - 12.000	1	33,500.00	0.09	11.750	648	98.82
12.001 - 12.500	2	118,555.54	0.33	12.143	671	100.00

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	8	320,036.04	0.88	10.905	658	97.27
50,000.01 - 100,000.00	22	1,927,958.66	5.30	9.993	660	95.77
100,000.01 - 150,000.00	21	2,477,690.96	6.81	8.186	650	85.88
150,000.01 - 200,000.00	12	2,179,154.82	5.99	7.553	636	72.58
200,000.01 - 250,000.00	6	1,315,060.08	3.61	7.209	626	73.72
250,000.01 - 300,000.00	12	3,344,066.43	9.19	7.108	616	76.89
300,000.01 - 350,000.00	13	4,194,979.08	11.53	7.175	643	76.75
350,000.01 - 400,000.00	22	8,341,137.92	22.92	6.471	643	81.14
400,000.01 - 450,000.00	11	4,793,420.81	13.17	7.364	627	82.37
450,000.01 - 500,000.00	6	2,830,982.48	7.78	6.830	631	80.72
500,000.01 - 550,000.00	2	1,039,478.14	2.86	7.810	626	85.00
550,000.01 - 600,000.00	4	2,339,608.91	6.43	7.546	641	83.01
600,000.01 - 650,000.00	2	1,286,401.91	3.54	6.426	657	82.23

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28	55	15,908,791.05	43.72	7.163	633	80.78
ARM 2/28 60 Month IO	26	9,687,158.06	26.62	6.934	641	80.85
30 Year Fixed	20	5,076,020.75	13.95	7.091	634	76.40
ARM 3/27	6	1,774,002.08	4.87	7.497	645	78.52
20 Year Fixed	14	1,211,167.02	3.33	10.584	661	100.00
30 Year Fixed Balloon 30/15	14	1,050,158.21	2.89	10.422	650	97.47
ARM 5/25 60 Month IO	2	742,600.00	2.04	6.596	665	82.40
ARM 3/27 60 Month IO	2	527,200.00	1.45	7.194	641	80.00
ARM 2/28 Balloon 40/30	1	279,879.07	0.77	6.550	575	70.00
ARM 5/25 120 Month IO	1	133,000.00	0.37	5.875	736	70.00

Total:	141	36,389,976.24	100.00	7.296	638	81.10

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
2-4 Family

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	92	28,772,751.19	79.07	7.087	638	80.64
Fixed Fully Amortizing	34	6,287,187.77	17.28	7.764	639	80.95
Fixed Balloon	14	1,050,158.21	2.89	10.422	650	97.47
Adjustable Balloon	1	279,879.07	0.77	6.550	575	70.00

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	110	25,300,018.18	69.52	7.464	635	81.24
60	30	10,956,958.06	30.11	6.923	642	80.91
120	1	133,000.00	0.37	5.875	736	70.00

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169 - 180	14	1,050,158.21	2.89	10.422	650	97.47
229 - 240	14	1,211,167.02	3.33	10.584	661	100.00
349 - 360	113	34,128,651.01	93.79	7.083	637	79.92

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	21	4,901,700.00	13.47	7.574	647	80.95
1	11	2,687,562.80	7.39	6.788	626	73.83
2	44	11,825,623.52	32.50	7.124	643	80.69
3	30	7,561,817.11	20.78	7.235	630	82.13
4	19	5,759,877.88	15.83	7.101	638	81.82
5	12	2,977,621.28	8.18	8.271	630	82.50
6	4	675,773.65	1.86	8.344	634	94.43

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	110	33,867,016.73	93.07	7.053	636	79.77
2	31	2,522,959.51	6.93	10.557	656	98.95

Total:	141	36,389,976.24	100.00	7.296	638	81.10

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
2-4 Family

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

25.01- 30.00	1	169,668.69	0.47	6.125	599	29.31
45.01- 50.00	3	542,360.65	1.49	6.732	633	48.50
50.01- 55.00	1	178,701.02	0.49	6.920	525	51.44
55.01- 60.00	1	314,386.11	0.86	6.125	588	57.27
60.01- 65.00	2	711,127.85	1.95	6.399	562	62.33
65.01- 70.00	7	1,808,838.15	4.97	7.351	615	68.83
70.01- 75.00	11	3,595,729.72	9.88	6.488	636	73.80
75.01- 80.00	49	15,073,787.68	41.42	7.004	648	79.89
80.01- 85.00	16	5,852,128.27	16.08	7.217	631	84.81
85.01- 90.00	20	5,571,756.17	15.31	7.539	634	89.98
90.01- 95.00	1	113,874.73	0.31	8.990	603	95.00
95.01- 100.00	29	2,457,617.20	6.75	10.427	656	99.98

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500- 519	1	279,099.36	0.77	8.750	502	85.00
520- 539	2	302,563.75	0.83	7.260	530	50.85
540- 559	5	1,662,636.52	4.57	7.984	547	74.95
560- 579	6	2,050,145.02	5.63	7.048	570	77.46
580- 599	9	2,626,598.27	7.22	7.194	589	74.95
600- 619	17	5,546,018.50	15.24	7.432	611	80.85
620- 639	10	2,376,799.75	6.53	7.262	632	83.24
640- 659	37	9,219,160.52	25.33	7.364	648	84.14
660- 679	32	6,924,256.53	19.03	7.341	669	83.51
680- 699	15	3,677,919.63	10.11	7.055	690	82.10
700- 719	4	1,249,481.19	3.43	6.576	713	76.11
720- 739	2	170,947.79	0.47	6.763	736	74.44
760- 779	1	304,349.41	0.84	5.650	760	71.76

Total:	141	36,389,976.24	100.00	7.296	638	81.10

Min: 502
Max: 760
Weighted Average: 638

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	77	22,446,124.95	61.68	7.072	628	79.08
Purchase	59	12,203,903.86	33.54	7.793	654	84.81
Rate/Term Refinance	5	1,739,947.43	4.78	6.693	644	81.05

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Duplex	119	30,762,039.07	84.53	7.198	638	81.42
3-4 Unit	22	5,627,937.17	15.47	7.830	635	79.36

Total:	141	36,389,976.24	100.00	7.296	638	81.10

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
2-4 Family

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	84	23,369,392.55	64.22	7.408	644	81.51
Full	57	13,020,583.69	35.78	7.095	627	80.36

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	112	30,311,494.05	83.30	7.218	636	80.67
Non-Owner Occupied	29	6,078,482.19	16.70	7.685	647	83.23

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	101	23,922,914.82	65.74	7.232	664	82.91
B	33	10,741,261.79	29.52	7.364	595	78.96
C	7	1,725,799.63	4.74	7.751	534	69.33

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV

New York	73	23,338,972.90	64.14	7.135	638	81.35
New Jersey	24	5,351,403.11	14.71	7.494	641	82.34
California	11	2,570,855.59	7.06	7.122	626	77.06
Massachusetts	7	1,326,470.53	3.65	7.924	617	79.54
Wisconsin	6	760,206.50	2.09	8.625	675	81.89
Pennsylvania	6	623,745.70	1.71	7.383	679	84.65
Connecticut	3	528,999.36	1.45	8.627	573	84.53
Illinois	1	481,604.13	1.32	6.990	602	74.50
Maryland	2	402,185.00	1.11	7.681	656	71.25
Florida	2	240,558.32	0.66	7.065	655	87.37
Georgia	1	211,500.00	0.58	7.600	710	90.00
Rhode Island	1	188,787.09	0.52	8.870	599	70.00
Arizona	2	170,947.79	0.47	6.763	736	74.44
Michigan	1	113,874.73	0.31	8.990	603	95.00
Virginia	1	79,865.49	0.22	8.750	644	90.00

Total:	141	36,389,976.24	100.00	7.296	638	81.10

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
2-4 Family

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	68	11,444,852.58	31.45	7.967	645	83.31
12	51	20,666,667.80	56.79	6.912	637	80.27
24	16	3,019,055.77	8.30	7.301	619	79.00
36	6	1,259,400.09	3.46	7.484	636	79.58

Total:	141	36,389,976.24	100.00	7.296	638	81.10

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

4.001 - 4.500	1	364,391.22	1.25	5.375	611	80.00
4.501 - 5.000	3	611,203.05	2.10	6.109	676	84.28
5.001 - 5.500	6	1,427,273.78	4.91	6.786	651	82.76
5.501 - 6.000	43	14,951,647.09	51.46	6.511	645	78.13
6.001 - 6.500	13	4,064,411.84	13.99	7.303	645	85.20
6.501 - 7.000	9	2,312,624.39	7.96	7.686	635	82.95
7.001 - 7.500	7	2,129,665.14	7.33	8.259	626	82.11
7.501 - 8.000	10	2,592,960.61	8.93	8.627	586	81.80
8.001 - 8.500	1	598,453.14	2.06	9.350	607	80.00

Total:	93	29,052,630.26	100.00	7.081	637	80.54

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

9.501 - 10.000	1	329,600.00	1.13	6.750	635	80.00
11.001 - 11.500	2	939,391.22	3.23	5.452	673	78.59
11.501 - 12.000	6	2,423,321.94	8.34	5.948	650	81.66
12.001 - 12.500	13	5,039,041.88	17.34	6.320	638	76.00
12.501 - 13.000	25	7,217,206.30	24.84	6.846	647	79.36
13.001 - 13.500	12	3,773,065.60	12.99	7.150	641	83.66
13.501 - 14.000	11	2,739,304.39	9.43	7.492	641	83.14
14.001 - 14.500	7	2,505,703.44	8.62	7.922	621	83.59
14.501 - 15.000	12	3,028,751.48	10.43	8.492	597	81.24
15.001 - 15.500	3	943,369.28	3.25	9.144	629	80.97
15.501 - 16.000	1	113,874.73	0.39	8.990	603	95.00

Total:	93	29,052,630.26	100.00	7.081	637	80.54

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

5.001- 5.500	2	939,391.22	3.23	5.452	673	78.59
5.501- 6.000	7	2,556,321.94	8.80	5.944	654	81.05
6.001- 6.500	15	5,789,941.88	19.93	6.336	638	76.83
6.501- 7.000	29	8,339,385.37	28.70	6.841	643	79.45
7.001- 7.500	11	3,592,286.53	12.36	7.382	647	85.37
7.501- 8.000	12	2,986,392.59	10.28	7.772	651	82.37
8.001- 8.500	6	1,838,219.58	6.33	8.237	619	82.94
8.501- 9.000	9	2,249,838.01	7.74	8.753	564	82.43
9.001- 9.500	2	760,853.14	2.62	9.359	617	80.00

Total:	93	29,052,630.26	100.00	7.081	637	80.54

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
2-4 Family

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.000	89	27,660,110.26	95.21	7.085	636	80.34
4.000	2	649,920.00	2.24	7.478	650	86.92
5.000	1	357,000.00	1.23	6.700	674	85.00
5.500	1	385,600.00	1.33	6.500	656	80.00

Total:	93	29,052,630.26	100.00	7.081	637	80.54

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	84	27,058,747.57	93.14	7.055	637	80.65
1.500	9	1,993,882.69	6.86	7.446	639	79.04

Total:	93	29,052,630.26	100.00	7.081	637	80.54

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17- 21	38	11,676,023.45	40.19	7.167	625	82.13
22- 26	44	14,199,804.73	48.88	6.991	643	79.51
27- 31	1	346,373.62	1.19	7.500	651	80.00
32- 36	7	1,954,828.46	6.73	7.415	643	78.66
57- 61	3	875,600.00	3.01	6.487	675	80.52

Total:	93	29,052,630.26	100.00	7.081	637	80.54

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.